

Toronto Society of Financial Analysts

February 22, 2001

ST JOE

Forward-Looking Statement

Certain matters discussed in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such matters involve risk and uncertainty, and there can be no assurance that the results described in such forward-looking statements will be realized. For example, discussions regarding the size and number of commercial buildings, residential units, development timetables, development approvals and the ability to obtain approvals, anticipated price ranges of developments, the number of units that can be supported upon full build-out of development, the number and price of anticipated land sales, and the absorption rate and expected gain on land sales, and statements concerning future operating performance and short and long term revenue and earnings growth rates are forward-looking statements. Such statements are based on current expectations and are subject to certain risks. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the company's actual performance may differ materially from that indicated or suggested by any forward-looking statement contained in this presentation. Additional risk factors that may cause actual results to differ materially from those expressed in forward-looking statements contained in this presentation are described in various documents filed by the company with the U.S. Securities and Exchange Commission, including the company's Annual Report on Form 10-K for the year ended December 31, 1999.

For 60 years,
The St. Joe Company bought land.

For the past three years,
we have been working to increase its
VALUE.

Today, St. Joe
represents one of the most exciting
investment opportunities
in the real estate industry...

or any other industry.

It's about
scarcity, demand,
and value creation.

ST JOE

Scarcity

- 80 percent of Floridians live within 10 miles of the coast.
- A significant portion of that land is already developed.



(Source: Florida Trend; BEBR, Univ. of Florida; ESRI; United States Government; State of Florida; U.S. Census Bureau)

Demand

72,000,000 Baby Boomers:
many in transition
and on the move.

Demand

Over the next 10 years
more Boomers will move to Florida
than any other state

creating unprecedented demand.

(Source: U.S. Census Bureau; BEBR, University of Florida; Rosen Consulting)

Demand

In the first decade of the new millennium, almost 10 percent of U.S. growth will be in Florida.

(Source: U.S. Census Bureau; BEBR, University of Florida; Rosen Consulting)

St. Joe has Land

St. Joe owns approximately 1,000,000 acres

- 50,000 coastal acres
- 39 miles of coastline
- 5 miles of white-sand beaches
- 256 miles of near-coast waterfront
- Hundreds of thousands of outdoor recreation acres
- Estimated cost per acre: $100

St. Joe has a significant portion of coastal Florida left to develop.

St. Joe has the Skill

St. Joe has the place-making skills
that create value and
push value inland.

Opportunity

Scarcity, demand and St. Joe

have converged
to create a new opportunity
in Florida's Great Northwest.



TREND

Baby Boomer Demand

A great migration of
people and wealth
is underway.

Baby Boomer Demand

4.7 million people turn 40 this year - more than at any time in history with new records coming year after year...



50
40
30
20
10
0
(in millions)
23
42.6
44.9
1975
2000
2005
Total Number of Forty-Somethings

(Source: US News & World Report, H.S. Dent Foundation)

ST JOE

Baby Boomer Demand

This massive Baby Boomer generation -- currently people between the ages of 36 and 54 -- is driving demand and prices for vacations and second homes to new heights.



Immigration Adjusted Births
(in millions)
5.50
5.00
4.50
4.00
3.50
3.00
2.50
1961
1981
2001
2021
2041
2061

Number of People Reaching Age of 54

(Source: H.S. Dent Foundation; The Wall Street Journal, May 9, 2000)

ST JOE

Census Change from 1990 to 2000


High growth
Gains 2 seats
in the house
Moderately high growth
Gains 1 seat
in the house
Moderate growth
No change
Slow growth
Loses 1 seat
in the house
Very slow growth
Loses 2 seats
in the house
Wash.
Mont.
N.D.
Minn.
Wis.
Mich.
Maine
Vt.
NH
N.Y.
Mass.
R.I.
Conn.
Ore.
Idaho
S.D.
Wyo.
Iowa
Penn.
NJ
Del.
Md.
Neb.
Ill.
Ind.
Ohio
Nev.
Utah
Colo.
Calif.
Kan.
Mo.
Ky.
W.Va.
Va.
Tenn.
N.C.
Ariz.
N.M.
Okla.
Ark.
S.C.
Miss.
Ala.
Ga.
Texas
La.
Fla.
Ala.
Hawaii

(Source: Orlando Sentinel, December 29, 2000)

Baby Boomer Demand

550 move to Florida every day, and they are buying homes.

Baby Boomer Demand

2000 Residential Permits

Rank	State	Permits
1.	**Florida**	**141,280**
2.	California	131,281
3.	Texas	128,172
4.	Georgia	86,113
5.	North Carolina	72,611
6.	Arizona	56,592
7.	Illinois	49,663
8.	Colorado	49,319
9.	Michigan	48,366
10.	Ohio	47,402

(Source: U.S. Census Bureau)

Baby Boomer Demand

Florida's economic growth is diverse and broad-based.

Rank	Metropolitan Area	Dec. 1999	Last 3 Months (Annualized)
1.	Las Vegas, NV	6.3%	6.2%
2.	Atlanta, GA	5.5%	8.3%
3.	Tucson, AZ	5.4%	6.2%
4.	**Tampa, FL**	**5.4%**	**6.2%**
5.	**West Palm Beach, FL**	**5.3%**	**2.7%**
6.	Austin, TX	5.1%	6.5%
7.	Charleston, SC	5.0%	3.6%
8.	**Orlando, FL**	**4.5%**	**4.9%**
9.	**Sarasota, FL**	**4.1%**	**2.8%**
10.	Fort-Worth, TX	4.1%	3.6%
11.	Columbia, SC	3.7%	1.1%
12.	Riverside, CA	3.7%	3.5%
13.	Richmond, VA	3.5%	3.9%
14.	Dallas, TX	3.4%	2.8%
15.	**Jacksonville, FL**	**3.4%**	**2.9%**

MSA Employment Growth - 5 of the top 15 SMSA's are in Florida
Ranked by Year over Year Percentage Growth

(Source: Rosen Consulting)

ST JOE



LAND

Large-Scale Development Opportunities

- Florida is the nation's fourth largest state with projections taking it to number three
- The 10-mile coastal zone already contains 80 percent of Florida's population
- A large part of that coastal zone is already developed
- Scores of government entities have huge holdings in Florida and environmentally sensitive land cannot be developed
- Only a small portion of coastal Florida remains available for large-scale development


10 mile coastal zone
Developable land

(Source: ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting)

ST JOE

Large-Scale Development Opportunities

- **Most of that is owned by St. Joe**
- St. Joe also owns hundreds of thousands of acres outside this coastal zone suitable for outdoor recreation and timber.


10 mile coastal zone
St. Joe land
Developable land

(Source: ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting)

Large-Scale Development Opportunities

The size of the St. Joe's land holdings is approximately the same as the developed area from:

- Ft. Pierce to Coral Cables
- The size of Long Island, New York


Fort Pierce
Coral Gables

Large Scale Development Opportunity

St. Joe owns a significant portion of the remaining developable coastal lands in Florida.

The Ft. Myers Model:

For Growth in Florida's Great Northwest

The Ft. Myers Model

In the late 1970's, Ft. Myers and Southwest Florida were sleepy and remote.





(Source: Fishkind & Associates)

The Ft. Myers Model

After the construction of Interstate 75 and the Southwest Florida Regional Jetport, the Ft. Myers MSA grew at an astonishing rate.


Welcome to
Fort Myers
Florida
"There's only one Fort Myers and
90 million people are going to find it out"
Thomas Alva Edison, March 25, 1914

(Source: EDAW)

The Ft. Myers Model

The Ft. Myers economy doubled in size, then doubled again… and keeps on growing.



Real Taxable Sales
(In millions of dollars)
6000
5000
4000
3000
2000
1000
0
1970
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000

(Source: EDAW; BEBR, University of Florida, data in millions of 1992 dollars; Florida Department of Revenue)

ST JOE

The Ft. Myers Model

Population growth in Ft. Myers far outpaced the state and nation.


Permanent Population Growth
(In thousands)
450
400
350
300
250
200
150
100
50
0
1970
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000


Permanent Households
200
180
160
140
120
100
80
60
40
20
0
1970
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000

(Source: EDAW; BEBR, University of Florida; Bureau of Economic Analysis, U.S. Department of Commerce)

The Ft. Myers Model

Southwest Florida Regional Jetport became the nation's fastest growing airport.


Total Enplanements
3.0
2.5
2.0
1.5
1.0
.5
0
(In millions)
1976
1979
1982
1985
1988
1991
1994
1997
2000

10 year projections for Southwest Regional Jetport were met in under 3 years.

(Source: Lee County Port Authority)

ST JOE

The Ft. Myers Model

Today, Northwest Florida and Panama City are better positioned for growth than Fort Myers was in 1975.

- Population
- Demographics
- Economic base



Panama City - Ft. Myers

ST JOE

The Ft. Myers Model

Panama City is much closer to feeder markets.



Panama City
Ft. Myers
GULF OF MEXICO
ATLANTIC OCEAN

(Source: EDAW, Fishkind Associates)

ST JOE

The Ft. Myers Model

The number of people and households in Panama City today is equivalent to those in Ft. Myers 1975.


180000
160000
140000
120000
100000
80000
60000
40000
20000
0
Fort Myers 1975
Panama City 2000
Permanent resident population
Households

(Source: EDAW; Fishkind & Associates; BEBR, University of Florida - Northwest Florida Fort Myers MSA)

The Ft. Myers Model

Compared with Ft. Myers 1975, Panama City's population today is more concentrated in their prime economic years.

Panama City 2000 today has larger service sector than Fort Myers 1975.


Percent of Population 20-55 Years of Age
60%
50%
40%
30%
20%
10%
0%
Fort Myers 1975
Panama City 2000

(Source: EDAW; Fishkind & Associates; BEBR, University of Florida - Northwest Florida Fort Myers MSA)

ST JOE

The Ft. Myers Model

The average Panama City 2000 resident earns 33 percent more today (after adjusting for inflation) than his/her counterpart in Ft. Myers 1975.

Panama City 2000 has a larger labor force than Fort Myers 1975.



Real Per Capita Income
(In dollars/person)
25000
20000
15000
10000
5000
0
Fort Myers 1975
Panama City 2000

(Source: EDAW; Fishkind & Associates; BEBR, University of Florida, data in thousands of 1992 dollars - Northwest Florida Fort Myers MSA)

The Ft. Myers Model

Expensive. Nice.

And, from a large scale real estate development perspective:

DONE.



Enter St. Joe and Florida's Great Northwest



PLACE

ST JOE

Place-Making

People have demonstrated a willingness to pay a premium for true places.

Place-Making

Place-making creates value.

- True places are unique.
- True places have their own personality, character and feel.
- True places can't be recreated anywhere else.

St. Joe's Great Northwest



- 1,000,000 acres
- 39 miles of Gulf of Mexico coast
- 256 miles of waterfront

ST JOE

Infrastructure Improvements Fuel Growth

- Proposed highway system to link region with proposed Panama City airport and markets in other parts of the country.
- Infrastructure enhances value of land holdings:
  - Airports
  - Highways
  - Healthcare
  - Education
- In December 2000, the Panama City-Bay County Int'l Airport Authority unanimously approved a location in Bay County on land owned by St. Joe. The Airport Authority has submitted the site plan to FAA for review; completion date expected early 2001.

ST JOE


ACTION

Florida's Great Northwest

- Cost to develop approximately $9 million
- Revenue upon completion approximately $38 million
- Provided early indication of:
  - value of land
  - value creation potential

THE RETREAT



Draper Lake
Conservation Area
Conservation Area
Beach Club
Gulf of Mexico



The Retreat

ST JOE

Florida's Great Northwest

- The Retreat provided a hint of the value potential in Florida's Great Northwest.
- Cost to develop approximately $9 million
- Revenue upon completion approximately $38 million

THE RETREAT





The Retreat

ST JOE

Florida’s Great Northwest

- If the Retreat provided the appetizer…
- WaterColor is the entrée
- Approvals in place for all residential development
- Lot sales began 2Q 2000
- Earnings started 2Q 2000

water·color
A Southern Coastal Landscape. FLORIDA





WaterColor

ST JOE

Florida's Great Northwest

- 499-acre resort community with WaterColor Inn
- 1,100 homes
- Beach club, boathouse, aquatic center, tennis, fitness facility, open areas and parks

water·color
A Southern Coastal Landscape · FLORIDA





WaterColor

ST JOE

Florida's Great Northwest

- First phase: 212 residences and 20,000 square feet of commercial space
- First release (April 2000): 24 lots and 4 Town Center residences contracted
- First day of sales: Deposits for units worth $8.6 million

watercolor
A Southern Coastal Landscape FLORIDA





Town Center
Water · color Blvd West

WaterColor

ST JOE

Florida's Great Northwest

- Second release (Aug 2000): 22 premium Gulf-front residential units sold at an average price of $1.22 million
- First beachfront lot sold for $28,333 a front foot
- As of Sept 30, 2000, contracts for 90 units were pending or closed

water·color
A Southern Coastal Landscape · FLORIDA







WaterColor

ST JOE

Florida's Great Northwest



Beachfront Lot Sales
(Per front foot)
$5,700
$10,655
2Q99
$15,200
4Q 99
$28,333
3Q 00
Original Assumption for The Retreat
Average First Release at The Retreat
Last Lot at The Retreat
First Lot at WaterColor

ST JOE

Place-Making

- Integrated into WaterColor
- Small, upscale luxury hotel
- Located on some of the most beautiful beaches in the world
- Construction starts scheduled for Summer 2000; expected completion 2002

water·color inn





WaterColor Inn

Place-Making

- More than a mile of stunning white sand beachfront
- First Tom Fazio championship golf course nearing completion
- Begins contributing 2001

WATER·SOUND





WaterSound

ST JOE

Place-Making

- 325-acre residential and resort community
- Luxury beachfront and lakefront condos
- Along with single-family cottages; complements WaterColor





WaterSound

Place-Making

- Beachfront retail, dining and entertainment master-planned development
- Over 9 million annual visitor nights
- Phase one projected to begin in 2001

Pier Park





Panama City Beach

ST JOE

Place-Making

- Tallahassee, Florida
- Land for 4,250 homes on 3,800 acres
- Commercial and retail space
- Will contribute to earnings in 2001

SOUTHWOOD
AN ARVIDA COMMUNITY





Tallahassee

ST JOE

Great Northwest Opportunities

Additional beachfront and near-beach opportunities coming in 2003 and beyond:

- Mexico Beach
- St. Joe Beach
- SummerCamp
- Lake Powell
- Point at Sabal Beach
- Commercial and industrial region-wide

More Florida Opportunities

- Planning underway for 4,300 acres
- South of Jacksonville in path of growth
- 4 miles of riverfront along the most beautiful parts of the river

RIVERTOWN
FLORIDA · Founded 1999


St. Johns River



St. Johns County

More Florida Opportunities

- Located near Orlando
- 1,859-acre mixed-use planned community
- 4,000 single-family homes
- Championship golf course
- Begins contributing to earnings in second half of 2001



De Land



ST JOE


MORE
ACTION

St. Joe Then and Now:
Progress and Transformation in One Year

St. Joe - Then

1998 Annual Report Message:
"Two St. Joe's"

- Real Estate Operating Company
- Storehouse of Value Businesses


Do you see this stand of timber?
ST JOE

St. Joe - Then

Strategic issues from the Storehouse assets:

- Complex business mix
- Difficult to understand
- Need to realize “locked up” asset values
- Need to rationalize capital and ownership structure

Progress Since Then

Monetizing the Storehouse

- Sugar - Sold in 1999 for $153 million
- Timber - Sold 13,275 acre Sumatra tract in July 1999 for $743 per acre
- Equity Securities - forward sale 4Q 1999
- Spun off equity interest in FLA to shareholders 10/9/00
- Announced the sale of several large tracts of land for conservation, including 8,840 acres to the State of Florida for $16.2 million and 15,505 acres of Georgia swampland to The Nature Conservancy for $30 million



ST JOE

St. Joe - Now

Annual report today:
"Say goodbye to the 'Storehouse of Value' businesses."

- Real Estate Operating Company
- Sharply improving profitability and prospects
- Formed St. Joe Land Company in conjunction with land and timber management strategy to transform, create and realize value


ST JOE
NOW

St. Joe Non-Coastal Timber Holdings

Total of 914,409 acres

- Major efforts underway to reallocate to highest and best use.

Northwest Florida St. Joe Land Classification

185 miles


Gulf of Mexico

Timberland   Land   Conservation

(Classifications may change)

The St. Joe Land Company

Strategic Principles

- **Maximize value**
  - Neighbors
  - Secluded home-sites
  - Ranches
  - Quail plantations
  - Fishing camps
  - Commercial uses
- **Use St. Joe Timberland Company to enhance value of land for sale**
- **Create internal competition with St. Joe Conservation Land sales to engender highest value**
- **Create external competition and more buyers through division of major tracts**





St. Joe Land Progress

- 4Q 1999 generated pretax gains of $3.1 million
- 1Q 2000 sales generated pretax gains of $17.9 million, including sale of 3,600 acres at $3,200 per acre to Ted Turner
- 2Q 2000 sales generated pretax gains of $14.7 million
- 3Q 2000 sales generated pretax gains of $9.6 million
- 4Q 2000 sales generated pre-tax gains of $8.3 million

ST JOE

St. Joe Land Prospects

Key Objectives

- 300,000 - 500,000 acres to The St. Joe Land Company
- Year-end 2000: $159 million of product listed for sale or already sold
- Year-end 2001: $200 million of product listed
  - Minus sales in 2001


No Matter What You're Hunting, It's Always In Season In Northwest Florida.

St. Joe Land

- Crawfordville, Florida




144 +/- Acres
Potential Site Tract

Wakulla County, Florida

ST JOE

Conservation Lands Progress

- Florida's *Conservation and Recreational Land* (CARL) list identifies priorities for purchase by the state
  - St. Joe owns 10 of the top 50 parcels
- Currently, St. Joe has activity underway to sell 11 additional parcels totaling over 75,000 acres and anticipating completing most of these sales by the end of 2002.





EARLY RESULTS


Stocks
2.43%
Up 3.22%

Net EBITDA Per Share - JOE ONLY



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.11
$0.23
$0.27
$0.23
$0.34
$0.38
$0.49
$0.18
$0.71
$0.33
1Q 1999
2Q 1999
3Q 1999
4Q 1999
1Q 2000
2Q 2000
3Q 2000
4Q 2000
Sale of Conservation Lands

ST JOE

JOE ONLY - Full Year Net EBITDA per Share
excluding Conservation Land


$1.50
$1.00
$0.50
$0.00
67% Increase
$0.84
$1.40
1999
2000

Net EBITDA - JOE ONLY as Reported



($ in millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
524% Increase
$61.8
$28.4
$9.9
1Q 1997
4Q 2000
Sale of Conservation Lands

ST JOE

Net EBITDA Per Share - JOE ONLY

Excludes Sugar & Transportation



$0.8
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
788% Increase
$0.71
$0.33
$0.08
1Q 1997
4Q 2000
Sale of Conservation Lands

Stock Repurchase

Total Stock Repurchase Update
through January 31, 2001

	From Public	From Trust	Total	Average Price
Pre-Spin				
Authorization #1	6,485,311	-	6,485,311	$23.13
Authorization #2	636,955	-	636,955	$27.95
	7,122,266	**-**	**7,122,266**	**$23.56**
Post-Spin				
Authorization #2	**1,776,400**	**1,113,600**	**2,890,000**	**$20.98**
Total	**8,898,666**	**1,113,600**	**10,012,266**	

Stock Repurchase

Total Stock Repurchase Update

- Dec. 6, 2000 - Alfred I. duPont Trust and Nemours Foundation agree to sell into stock repurchase program.

- For 90-day period, Trust will sell a number of shares equal to 1.5x amount JOE purchases from public the previous week as long as average price of JOE is $20+

- Dec. 31, 2000 - Trust held 49,227,792 shares and Nemours held 2,232,408 shares

ST JOE

Total Shareholder Return for 2000



40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
34.6%
18.4%
-11.7%
-10.5%
-36.2%
-9.4%
JOE
MS REIT
Russell 2000
S & P 500
Nasdaq
DJIA

ST JOE

For additional information, please contact Steve Swartz, Vice President, Investor Relations, The St. Joe Company, at 904-858-5295 or sswartz@joe.com.



Toronto Society of Financial Analysts

February 22, 2001

ST JOE